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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 PXRE Group Ltd.
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             (Exact name of registrant as specified in its charter)



                                  June 10, 2002
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                Date of Report (Date of earliest event reported)



        Bermuda                   1-15259                     98-0214719
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  (State or other juris-        (Commission                (I.R.S. Employer
diction of incorporation)       File Number)               Identification No.)



              12 Church Street, Suite 231, Hamilton HM 11, Bermuda
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              (Address of principal executive offices) (Zip Code)



                                 (441) 296-5858
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On June 11, 2002, PXRE Group Ltd. issued a press release announcing that its subsidiary, PXRE Corporation, had been awarded $8.25 million plus interest on June 10, 2002, at the conclusion of the trial of its dispute against Terra Nova Insurance Company Limited. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                (a)      Not applicable.

                (b)      Not applicable.

                (c)      The following exhibit is filed with this report:

                99.1     Press release of PXRE Group Ltd., dated June 11, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              PXRE GROUP LTD.




Dated:  June 12, 2002                                By:   /s/ Jeffrey L. Radke
                                                        ------------------------
                                                               Jeffrey L. Radke
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                                  EXHIBIT INDEX


Exhibit No.       Exhibit                                                 Page
-----------       -------                                                 ----

99.1              Press release of PXRE Group Ltd., dated June 11, 2002.